Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of December 31, 2014 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 are based on the historical financial statements of ZAIS Group Parent, LLC (“ZGP”) and ZAIS Group Holdings, Inc. (“ZGH”) (formerly known as HF2 Financial Management, Inc. (“HF2”)) after giving effect to the Business Combination.

The Business Combination will be accounted for as a reorganization and recapitalization in accordance with accounting principles generally accepted in the United States (“GAAP”) for accounting and financial reporting purposes. The accounting for the reorganization and recapitalization follows the rules for a reverse acquisition as enumerated in the Accounting Standards Codification, Section 805. In a reverse acquisition, the buyer for accounting purposes is the target for legal purposes (in this case, ZGP) and the target for accounting purposes is the buyer for legal purposes (in this case, HF2). The accounting buyer in a reverse acquisition measures the consideration transferred using the hypothetical amount of equity interests it would have had to issue to keep the accounting target’s owners in the same ownership position they are in after the reverse acquisition. The accounting buyer adjusts the amount of legal capital in the consolidated financial statements to reflect the legal capital of the accounting target and measures the non-controlling interest using the pre-combination carrying amounts of the accounting buyer’s net assets and the non-controlling interest’s proportionate share in those pre-combination carrying amounts. No goodwill or other intangible will be recorded in the post-closing consolidated financial statements.

The unaudited pro forma condensed combined balance sheet as of December 31, 2014 assumes that the Business Combination had occurred on December 31, 2014. The unaudited pro forma condensed combined balance sheet information as of December 31, 2014 was derived from ZGP’s audited consolidated balance sheet as of December 31, 2014 and HF2’s audited balance sheet as of December 31, 2014.

The unaudited pro forma condensed combined statement of operations information for the year ended December 31, 2014 gives the pro forma effect to the Business Combination as if it had occurred on January 1, 2014. The unaudited pro forma condensed combined statement of operations information for the year ended December 31, 2014 was derived from ZGP’s audited consolidated statement of operations for the year ended December 31, 2014 and HF2’s audited statement of income for the year ended December 31, 2014.

The pro forma adjustments are based on the information currently available, as described in the accompanying footnotes. The unaudited pro forma condensed combined statement of operations is not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the dates indicated, nor is it indicative of the future consolidated results of operations or financial condition of the post-combination company. In addition, the allocation of the proceeds from the Business Combination shown in the pro forma adjustments is preliminary and will be subject to a final determination, which may result in materially different allocations that may have a material effect on the actual results of operations and financial condition of the combined company. The unaudited pro forma condensed combined financial information below should be read in conjunction with the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in ZGH’s Current Report on Form 8-K and the consolidated financial statements and notes thereto of ZGP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
DECEMBER 31, 2014
(in thousands)

	ZAIS Group Parent, LLC and Subsidiaries	ZAIS Group Holdings, Inc. (fka HF2 Financial Management, Inc.)	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
Assets
Cash and cash equivalents	$7,664	$73	$78,166	1	$85,903
Cash and cash equivalents, held in trust		184,754	(184,754)	1	—
Income and fees receivable	4,283				4,283
Investments in affiliated funds, at fair value	104				104
Due from related parties	648				648
Prepaid expenses and other current assets	1,543	29			1,572
Fixed assets, net	1,091				1,091
Other assets	3,310				3,310
Assets of Consolidated Funds
Cash and cash equivalents	94,212				94,212
Restricted cash	30,265				30,265
Investments, at fair value	1,126,737				1,126,737
Investments in affiliated securities, at fair value	31,457				31,457
Derivative assets, at fair value	6,648				6,648
Other Assets	11,577				11,577
Total Assets	$1,319,539	$184,856	$(106,588)		$1,397,807
Liabilities, Redeemable Non-controlling Interests and Equity
Notes payable	$-	$400	$(400)	1	$1,250
			1,250	2
Accrued compensation and benefits	6,094				6,094
Due to Related Parties	32				32
Other liabilities	3,050	250	(250)	1	3,050
Deferred commissions	-	101	(101)	1	—
Liabilities of Consolidated Funds
Notes payable of Consolidated CDOs, at fair value	749,719				749,719
Derivative liabilities, at fair value	5,785				5,785
Securities sold, not yet purchased	19,308				19,308
Due to Broker	21,047				21,047
Other liabilities	32,863				32,863
Total Liabilities	837,898	751	499		839,148

Commitments and Contingencies
Redeemable Non-Controlling Interests	452,925				452,925
Common stock subject to conversion		172,067	(102,283)	1	—
			(69,784)	3
Equity
Preferred stock		-			-
Class A common stock		1			1

Class B common stock		0.020			0.020
Additional paid-in capital		13,718	(3,554)	1	63,398
			(1,250)	2
			69,784	3
			(1,681)	4
			(13,619)	6
Retained Earnings/(Deficit)		(1,681)	1,681	4	—
Total Stockholders' Equity of ZAIS Group Holdings, Inc.		12,038	51,361		63,399
Non-controlling interests held by ZGP Founder Members			18,376	5	31,995
			13,619	6
Members' equity	18,376		(18,376)	5	—
Equity attributable to non-controlling interests of Consolidated Funds	10,340				10,340
Total Equity	28,716	12,038	64,980		105,734
Total Liabilities, Redeemable Non-controlling Interests and Equity	$1,319,539	$184,856	$(106,588)		$1,397,807

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

DECEMBER 31, 2014
(amounts in thousands except for shares and per share data)

	ZAIS Group Parent, LLC and Subsidiaries	ZAIS Group Holdings, Inc. (fka HF2 Financial Management, Inc.)		Pro Forma Adjustments		Footnote Reference	Pro Forma Combined
Revenues
Management fee income	$18,561	$		$			$18,561
Incentive income	65,889						65,889
Other revenues	481						481
Income of Consolidated Funds	131,940						131,940
Total Revenues	216,871		—		—		216,871
Expenses
Employee compensation and benefits	61,779				6,640	7	68,419
General, administrative and other	17,726		1,220		(5,094)	8	13,852
Depreciation and amortization	460						460
Expenses of Consolidated Funds	111,900						111,900
Total Expenses	191,865		1,220		1,546		194,631
Other Income (Loss)
Net gain on investments	40						40
Other income	256		58		(34)	9	280
Net Gains of Consolidated Funds' investments	49,530						49,530
Total Other Income	49,826		58		(34)		49,850
Income from continuing operations before income taxes	74,832		(1,162)		(1,580)		72,090
Income tax expense	381				7,756	10	8,137
Income from continuing operations	74,451		(1,162)		(9,336)		63,953
Consolidated Net Income	$74,451		$(1,162)		$(9,336)		$63,953
Other Comprehensive Income, Net of Tax
Foreign currency translation adjustment	(622)		—				(622)
Total Comprehensive Income	73,829		(1,162)		(9,336)		63,331
Allocation of Consolidated Net Income (Loss)
Redeemable Non-controlling interests	41,040						41,040
Non-controlling interests of Consolidated Funds	2,101						2,101
ZAIS Group Parent, LLC Members	31,310				(31,310)	11	9,581
					9,581	12
Stockholders of ZAIS Group Holdings, Inc.			(1,162)		1,162	11	11,231
					18,987	12
					(7,756)	13
	74,451		(1,162)		(9,336)		63,953

Allocation of Total Comprehensive Income (Loss)
Redeemable Non-controlling interests	41,014						41,014
Non-controlling interests of Consolidated Funds	2,101						2,101
ZAIS Group Parent, LLC Members	30,714				(30,714)	11	9,381
					9,581	12
					(200)	14
Stockholders of ZAIS Group Holdings, Inc.			(1,162)		1,162	11	10,835
					18,987	12
					(7,756)	13
					(396)	14
	$73,829		$(1,162)		$(9,336)		$63,331
Weighted Average Number of Shares Outstanding - Basic			23,592,150			15	13,870,917
Weighted Average Number of Shares Outstanding - Diluted			23,592,150			16	21,555,476
Comprehensive Income/(Loss) per Share - Basic			$(0.05)			15	$0.78
Comprehensive Income/(Loss) per Share - Diluted			$(0.05)			16	$0.76

Footnotes

(amounts in thousands except for units, shares and per share data)

1 To record the cash payments as a result of the consummation of the Business Combination:

Cash and cash equivalents, held in trust	$184,754
Repayment of 9,741,193 shares at $10.50/sh	(102,283)
Repayment of HF2 Note payable	(400)
Payment of deferred commissions	(101)
Repayment of HF2 other liabilities	(250)
Payment of deal related expenses	(3,554)
Net cash proceeds to ZGP	$78,166

2	Issuance of Notes payable to underwriters pursuant to the Investment Agreement

3	Reclassify remaining Common stock subject to possible conversion to equity.

4	Reclassify HF2's Retained Earnings to Additional Paid In Capital.

5	Reclassify ZGP Member's Equity to non-controlling interests held by ZGP Founder Members.

6	Adjust non-controlling interests held by ZGP Founder Members to reflect their 33.54% ownership of the combined entity’s total equity of $95,394. The net total equity of $95,394 consists of total gross equity of $105,734 minus the portion of equity attributable to non-controlling interests in Consolidated Funds of $10,340. The ownership percentage of 33.54% does not include the 1,369,119 B-0 Units issued to employees of ZAIS Group, LLC (“ZAIS”), a wholly owned subsidiary of ZGP, upon the closing of the transaction on March 17, 2015 (the “Closing”), or the Additional Founder Units and Additional Employee Units that may be issued during the first five years after the Closing. The B-0 Units are not eligible to participate in the economics of ZGP until after certain vesting hurdles (as explained further in Note 7 to the Unaudited Pro Forma Condensed Combined Statement of Operations) are achieved.

7	Record Compensation Expense related to the 1,369,119 B-0 Units granted to key employees of ZAIS following the Closing. A total of 1,600,000 B-0 Units were authorized for issuance to key employees of ZAIS under the terms of the Investment Agreement. The B-0 Units will be issued and outstanding effective March 17, 2015 pursuant to key employees executing the Restricted Unit Agreements, but the units will not have any material rights or economic participation in ZGP until they have vested and they will be subject to cliff vesting on the later of the grant date and two years after the Closing if the recipient remains employed by ZAIS on the vesting date.

Under GAAP, the value of these units must be expensed over the vesting period, using the best estimate of the value of a unit when granted. The expense is calculated using $9.70 per unit for this analysis based on the public trading price of Class A Common Stock of ZAIS Group Holdings, Inc. on March 17, 2015.

However, as the issuance of the remaining 230,881 B-0 Units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations. The expense is calculated using $9.70 per unit for this analysis based on the public trading price of Class A Common Stock of ZAIS Group Holdings, Inc. on March 17, 2015. Had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the estimated amount for this period would have been $1,120 with offsetting increases to non-controlling interests held by ZGP Founder Members of $376 and Additional Paid in Capital of $744.

Under the terms of the Investment Agreement, ZGP may issue up to an additional 5,200,000 B Units (the Additional Employee Units) in four separate tranches to key employees of ZAIS after the Closing. Each tranche has its own hurdle based on total value per share of Class A Common Stock of ZAIS Group Holdings, Inc. (the “Hurdle”) for purposes of determining vesting dates. The Hurdle for each respective Unit is as follows:

$12.50 for B-1 Units

$15.00 for B-2 Units

$18.00 for B-3 Units

$21.50 for B-4 Units

These Additional Employee Units will not have any material rights or economic participation in ZGP until they have vested. Each grant shall vest one-third when ZGH has achieved the Hurdle associated with each respective unit and one-third on each of the first and second anniversaries of achieving the respective Hurdle.

However, as the issuance of the Additional Employee Units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations. The expense is calculated using a statistical simulation that takes into account a number of factors, including the number of units in each tranche, the expected time the award will vest, the expected stock price and volatility and the level of dividends. The actual vesting of these awards will vary from these estimates. Had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the estimated amount for this period would have been $8,526 with offsetting increases to Members’ Interest in ZGP held by non-controlling members of $2,860 and Additional Paid in Capital of $5,666.

8	Reflects the pro forma adjustment to reduce total expenses by the transaction costs incurred by ZGP in connection with the transaction since these costs are non-recurring in nature and are not expected to have a continuing impact on the condensed combined statement of operations.

9	Record reduction in interest income due to the payment of redeemed shares, HF2 payables, and transaction expenses of $106,588. Since there is less cash to invest, interest income is reduced.

10

Record combined Federal, state, and foreign income tax expense/(benefit) of $8,137 on Income from continuing operations before income tax of $72,090, at an effective income tax rate of 42.86% as follows:

Statutory U.S. Federal Income Tax Rate	35.00%
State and Foreign Income Taxes	7.86%
Effective Income Tax Rate	42.86%

The effective income tax rate is computed by dividing income tax expense for the period by the sum of Income from continuing operations before income tax, less income allocated to (i) Redeemable Non-controlling interests, (ii) Non-controlling interests of Consolidated Funds and (iii) ZGP Founder Members.

11	Reverse HF2's and ZGP's respective historical Net Income.

12	Apply percentage ownership of ZGP held by the ZGP Founder Members (33.54%) and ZGH (66.46%) to the Adjusted consolidated pre-tax income of $28,568 to derive the ZGP and ZGH adjustments of $9,581 and $18,987 respectively. Adjusted consolidated pre-tax income of $28,568 consists of the pre-tax historical incomes/losses for ZGP and HF2 of $31,310 and $(1,162) respectively, and the pre-tax pro-forma adjustments of $(1,580).

These ownership percentages do not reflect the anticipated dilution resulting from the 1,600,000 B-0 units expected to be granted to Key Employees of ZAIS after the Closing because the B-0 units will not participate in the income or loss of ZGP until they are vested, which will not happen for at least two years after the Closing.

13	Allocate ZGH's combined Federal and state income tax expense/(benefit) of $7,756 as calculated in Footnote 10, to ZGH's portion of Consolidated Net Income and Total Comprehensive Income.

14	Reclassify a portion of the foreign currency translation adjustment between the ZGP Founder Members and Stockholders of ZGH based on their respective ownership percentages as detailed in Footnote 12.

15	Pro forma basic earnings per share is calculated as follows:

Allocation of Total Comprehensive Income to ZGH	$10,835
ZGH weighted average shares outstanding	13,870,917
Pro Forma basic earnings per share	$0.78

16	Pro forma diluted earnings per share is calculated as follows:

Allocation of Total Comprehensive Income to ZGH and ZGP Founder Members(1)	$16,302
Diluted Class A Common Stock Outstanding(2)	21,555,476
Pro Forma basic earnings per share	$0.76

(1)	Allocation of Total Comprehensive Income is calculated as follows:

Adjusted consolidated pre-tax income (See Note 12)	$28,568
Less: Consolidated income tax (40.85% combined Federal and State rates)	(11,670)
Less: Other miscellaneous adjustments	(596)
Consolidated Income for Diluted earnings per share calculation	$16,302

(2)	Diluted weighted average shares outstanding is calculated as follows:

ZGH weighted average shares outstanding	13,870,917
Add: ZGP Founder Members units issued at Closing	7,000,000
Add: B-0 units outstanding (Calculated per ASC 260-10-45-28B and 29):	684,559
Diluted weighted average shares outstanding	21,555,476